UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4131 ParkLake Ave., Suite #225 Raleigh, NC	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K (this “Form 8-K/A2”) amends the Current Report on Form 8-K/A (the “Form 8-K/A1”) originally filed by BioDelivery Sciences International, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 24, 2017.

In the Form 8-K/A1, the Company reported that was required to file certain abbreviated audited financial statement and pro forma financial information (collectively, the “BELBUCA® Financial Statements”) related to the transactions contemplated by that certain Termination Agreement, dated December 7, 2016 (the “Termination Agreement”), by and between the Company and its wholly-owned subsidiaries, Arius Pharmaceuticals Inc. and Arius Two Inc., and Endo Pharmaceuticals, Inc., now known as Endo International plc, (“Endo”). Pursuant to the Termination Agreement, Endo’s licensing rights for the Company’s product BELBUCA® (buprenorphine) buccal film (CIII) (“BELBUCA®”) were terminated, and the Company acquired from Endo certain net assets in connection therewith. As reported in the Form 8-K/A1, the Company has determined that the acquisition of such net assets should be treated as the acquisition of a business for financial accounting purposes, thus necessitating the preparing and filing of the BELBUCA® Financial Statements

The purpose of this Form 8-K/A2 is to file the BELBUCA® Financial Statements under Items 9.01(a) and 9.01(b) of Form 8-K and to amend Items 9.01(a) and 9.01(b) the Form 8-K/A1 accordingly.

The remainder of the Form 8-K/A1 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

The Company has been advised by Endo that it was impracticable to prepare complete financial statements related to the BELBUCA® product line as required by Rule 3-05 of Regulation S-X. In this regard, the Company has been advised by Endo that the BELBUCA® product line was not a separate legal entity of Endo and was never operated as a stand-alone business, division or subsidiary. Endo has also advised the Company that it has never prepared full stand-alone or full carve-out financial statements for the BELBUCA® product line, and that Endo has never maintained the distinct and separate accounts necessary to prepare such financial statements. As a result, the Company is filing the following BELBUCA® Financial Statements related to the product line for the purpose of complying with the requirements of Rule 3-05 of Regulation S-X:

•	The audited statement of net assets acquired of the BELBUCA® product line as of January 6, 2017 and the notes related thereto, which is filed as Exhibit 99.1 to this Current Report on Form 8-K/A2 and is hereby incorporated herein by reference.

•	The audited statement of revenues and direct expenses of the BELBUCA® product line for the year ended December 31, 2016 and the notes related thereto, which is filed as Exhibit 99.2 to this Current Report on Form 8-K/A2 and is incorporated herein by reference.

Pursuant to a letter, dated March 15, 2017, from the staff of the Division of Corporation Finance (the “Division”) of the SEC to the Company, the Division stated that it will not object to the Company’s conclusion that the filing of the above identified financial statements represents substantial compliance with the requirements of Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016, and the notes related thereto, reflecting the Company’s acquisition of the BELBUCA® product line, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Cherry Bekaert LLP, Independent Registered Public Accounting Firm.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Auditor.

99.1	Statement of Net Assets Acquired (audited) of the BELBUCA® product line as of January 6, 2017 and the notes related thereto.

99.2	Statement of Revenues and Direct Expenses (audited) of the BELBUCA® product line for the year ended December 31, 2016 and the notes related thereto.

99.3	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016, and the notes related thereto.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K/A and any statements of representatives and partners of BioDelivery Sciences International, Inc. (the “Company”) related thereto, contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results (including, without limitation, the results of the Company’s reacquisition of, and commercialization efforts for BELBUCA® as described therein) may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIODELIVERY SCIENCES INTERNATIONAL, INC.

Dated: June 1, 2017	By:	/s/ Ernest R. De Paolantonio
	Name:	Ernest R. De Paolantonio
	Title:	Chief Financial Officer, Treasurer and Secretary